SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): February 9, 2004



                             LCC INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


           0-21213                                    54-1807038
   (Commission File Number)              (IRS Employer Identification Number)



                 7925 Jones Branch Drive, McLean, Virginia 22102
               (Address of Principal Executive Offices) (Zip Code)


                                 (703) 873-2000
              (Registrant's Telephone Number, Including Area Code)



                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 12. Results of Operations and Financial Condition

         On February 9, 2004, LCC International, Inc. (the "Company") issued a press release announcing its fourth quarter and full year results for 2003 (the "Earnings Release"). Attached as Exhibit 99.1 to this Current Report on Form 8-K is the text of the Earnings Release.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         LCC INTERNATIONAL, INC.


Date:  February 9, 2004      By:   /s/   Peter A. Deliso
                                            ----------------------------------
                                              Peter A. Deliso
                                              Vice President, General Counsel
                                                  and Secretary




                                  EXHIBIT INDEX
                                  -------------

Exhibit                       Description                         Page
-------                       -----------                         ----

  99.1          Press Release dated February 9, 2004.               i